UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	March 27, 2006
(Date of earliest event reported)	March 21, 2006

Old Second Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-10537	36-3143493
(Commission File Number)	(I.R.S. Employer Identification Number)

37 South River Street, Aurora, Illinois	60507
(Address of principal executive offices)	(Zip Code)

(630) 892-0202

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                             Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

The Audit Committee of the board of directors of Old Second Bancorp, Inc. (the ”Company”) has approved a change in independent registered public accounting firms. On March 21, 2006, the Audit Committee dismissed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm and approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s new independent registered public accounting firm.

For the fiscal years ended December 31, 2005 and 2004, E&Y’s reports on the Company’s consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2005 and December 31, 2004, and through the date hereof, there have been no reportable events described in Item 304(a)(1)(v) of Regulation S-K and there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in its reports on the Company’s financial statements for such years.

The Company has provided E&Y with a copy of the foregoing disclosures and has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not E&Y agrees with the above statements and, if not, stating the respects in which E&Y does not agree. The letter prepared by E&Y in response to our request is attached hereto as Exhibit 16 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On March 21, 2006, the Audit Committee selected Grant Thornton as the Company’s new independent registered public accounting firm, subject to Grant Thornton’s customary client acceptance procedures. During the fiscal years ended December 31, 2005 and December 31, 2004, and through the date hereof, the Company has not consulted with Grant Thornton with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01                                             Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 16.1                                    Letter of Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: March 27, 2006	By:	/s/ J. Douglas Cheatham
J. Douglas Cheatham
Senior Vice President
and Chief Financial Officer